Dear Investor:

Thank you for your interest in our newest investment opportunity, the T. ROWE
PRICE EMERGING EUROPE & MEDITERRANEAN FUND.   We're pleased you've chosen to
take advantage of our pre-offering subscription program via exchange.

As stated earlier, your money will remain in your existing fund until August 31, 2000. At the market's close on the 31/st/, we will make your requested change into the Emerging Europe & Mediterranean Fund--at the opening price of $10.00 per share. You will receive confirmation of this exchange.

We'd also like to make you aware of a revision to the fund's prospectus regarding an organizational change that will occur on or about August 8, 2000.
 At that time, Rowe Price-Fleming International, the fund's investment manager, becomes a wholly owned subsidiary of T. Rowe Price Associates, Inc., and is renamed T. Rowe Price International, Inc.

The fund's investment agreement with the latter will be identical in all aspects to the existing agreement between the fund and its former investment manager.
 Shareholder approval of the new investment management agreement with T. Rowe Price International will be obtained prior to commencement of operations of the fund and, therefore, the shareholder meeting--to which we referred in the prospectus--will not be necessary.

We appreciate the confidence you've placed in T. Rowe Price and look forward to welcoming you into Emerging Europe & Mediterranean Fund.

Sincerely,



James S. Riepe

This supplements your prospectus dated July 12, 2000.